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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported)   FEBRUARY 27, 1998
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                           YOUNG INNOVATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                  MISSOURI
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                 (State or Other Jurisdiction of Incorporation)


         000-23213                                          43-1718931
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  (Commission File Number)            (IRS Employer Identification No.)


   13705 SHORELINE COURT EAST, EARTH CITY, MISSOURI               63045
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  (Address of Principal Executive Offices)                      (Zip Code)

                                (314) 344-0010
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              (Registrant's Telephone Number, Including Area Code)

                                     N/A
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          (Former Name or Former Address, if Changed Since Last Report
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                            YOUNG INNOVATIONS, INC.


                                    FORM 8-K


ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

  On February 27, 1998, Registrant, through a wholly-owned subsidiary, acquired the assets and assumed certain liabilities of Panoramic Corporation, an Indiana corporation ("Panoramic"). The purchase included substantially all of the assets of Panoramic, which is located in Fort Wayne, Indiana. Registrant's subsidiary will continue, under the Panoramic name, to operate Panoramic's business of designing, developing, manufacturing and marketing X-Ray equipment sold or rented to dental professionals in the United States, Europe and Japan.

  Registrant paid approximately $11.0 million in cash plus 62,500 shares of its common stock and assumed approximately $3.7 million in liabilities, including approximately $2.5 million of Panoramic's bank debt, which was repaid at closing. The purchase price was determined by arms length negotiations between the parties. The purchase price is subject to post-closing adjustments based on the closing date balance sheet of Panoramic. Funds for the acquisition were primarily provided by proceeds of the Registrant's initial public offering in November, 1997.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial statements of business acquired.

  At present, it is impractical for the Company to provide required financial statements for the acquired business, but such financial statements will be filed by an amendment to this report within 60 days after the required time for filing for this report.

  (b)  Pro forma financial information.

  At present, it is impractical for the Company to provide required pro forma financial information relative to the acquired business, but such financial information will be filed by an amendment to this report within 60 days after the required time for filing for this report.

  (c)  Exhibits.

       10.9 Asset Purchase and Sale Agreement between the Registrant and Panoramic dated February 16, 1998.

       99.   Registrant's Press Release issued February 27, 1998.
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       YOUNG INNOVATIONS, INC.


Date: March 11, 1998
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                                       By: /s/ Michael W. Eggleston
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                                          Michael W. Eggleston, Vice-President